UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: March 1, 2010


                           NEWMARKET TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

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               Nevada                                   000-27917                               65-0729900
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (972) 386-3372
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)




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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)      Departure of Directors

On March 2, 2010, NewMarket Technology, Inc. (the "Company") was informed of the untimely death of a member of its Board of Directors, Gen. Hugh G. Robinson (ret.), who passed away on March 1, 2010.

Gen. Robinson had served as a director of the Company since March, 2006 and will be greatly missed. The Board of Directors, executive officers and professional staff of the Company extend their deepest condolences to Gen. Robinson's family, close friends, and colleagues.


                            SECTION 7 - REGULATION FD

Item 7.01 - Regulation FD Disclosure

Press Release

         On March 8, 2010, the Company issued a press release regarding the passing of General Robinson, as discussed in Section 5, above. The text of the press release is attached herewith as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 -- Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                  Description
     -----------------------------------------------------

            99.1        Press Release dated March 8, 2010*
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*Filed herewith











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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 8, 2010
                                     NEWMARKET TECHNOLOGY, INC.

                                     By:  /s/ Bruce Noller
                                         ------------------
                                              Bruce Noller
                                              Chief Executive Officer